Investor Presentation November 2013

Forward Looking Statements Some of the information in this news release may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Forward-looking statements give our current expectations and may contain projections of results of operations or of financial condition, or forecasts of future events. Words such as “may,” “assume,” “forecast,” “position,” “predict,” “strategy,” “expect,” “intend,” “plan,” “estimate,” “anticipate,” “could,” “believe,” “project,” “budget,” “potential,” or “continue,” and similar expressions are used to identify forward-looking statements. They can be affected by assumptions used or by known or unknown risks or uncertainties. Consequently, no forward-looking statements can be guaranteed. When considering these forward-looking statements, you should keep in mind the risk factors and other cautionary statements in Hi-Crush’s reports filed with the Securities and Exchange Commission (“SEC”), including those described under Item 1A of Hi-Crush’s Form 10-K for the fiscal year ended December 31, 2012 and any subsequently filed Form 10-Q. Actual results may vary materially. You are cautioned not to place undue reliance on any forward-looking statements. You should also understand that it is not possible to predict or identify all such factors and should not consider the risk factors in our reports filed with the SEC or the following list to be a complete statement of all potential risks and uncertainties. Factors that could cause our actual results to differ materially from the results contemplated by such forward-looking statements include: the volume of frac sand we are able to sell; the price at which we are able to sell frac sand; the outcome of any pending litigation; changes in the price and availability of natural gas or electricity; changes in prevailing economic conditions; and difficulty collecting receivables. All forward-looking statements are expressly qualified in their entirety by the foregoing cautionary statements. Hi-Crush’s forward looking statements speak only as of the date made and Hi-Crush undertakes no obligation to update or revise its forward-looking statements, whether as a result of new information, future events or otherwise. 2

Our Platform for Growth 3  Increasing Northern White sand usage  Constraints on supply growth  Increased drilling and completion efficiencies  Market favors API spec, consistently high quality sand  Lowest-cost producer  50+ million ton reserve base with significant cost structure advantages  Fixed price / volume contracts with 4.3 years weighted average life  Tenured relationships with customers Strong Industry Fundamentals High Quality Reserve Base Industry Leading Cost Advantage Long-Term, Contracted Cashflow  State-of-the-art, efficient and modern plant design  Rail logistics capabilities

4  Extensive expertise in developing sand mining, processing, and transloading facilities  Substantial management ownership incentivized by distribution growth  Increased volume  Contributions from sponsor  Organic expansion  Acquisitions Maximizing Opportunities for Unit Holders Multiple Growth Opportunities Experienced Management Financial Flexibility  Strong balance sheet and contractual cashflow  Cost of capital advantage via MLP structure

5 Leveraging Trends Integration with Customer Supply Chain Increased Logistics Capabilities  Dynamics of market continue to change  Premium white sand continues to gain share of proppant market  Flexibility and scale to meet customer volume and timing needs  Proppant providers must be able to “spec-in” immediately  Barriers to entry continue to expand  Industry is ripe for consolidation

Platform for the Future 6 Long-Term, Contracted Cashflow High Quality Reserve Base Strong Industry Fundamentals Industry Leading Cost Advantage Multiple Growth Opportunities Experienced Management Financial Flexibility Integration with Customer Supply Chain Increased Logistics Capabilities

7 Distribution Growth  Raised distribution paid in Q4 2013 to $0.490 per unit  2014 distribution guidance of low double digit growth over 2013 2014 Low Double-Digit Distribution Growth Guidance $0.475 Minimum Quarterly Distribution Q4 2013 Distribution Increase

Rapid Growth in Demand for Raw Sand Proppant Consumed by Volume Source: The Freedonia Group, August 2013 Raw frac sand volume projected to increase, averaging over 75% of total proppant volume 8 1.3 5.6 23.5 41.0 62.6 $40 $48 $58 $68 $80 29.6 51.2 78.5 20 30 40 50 60 70 80 0 10 20 30 40 50 60 70 80 90 2002 2007 2012 2017 2022 M ill io n s o f T o n s Raw frac sand Resin-coated sand Ceramics Other $/ton - raw frac sand 1.8 6.9

9 Increase in Proppant Intensity 0 200 400 600 800 1,000 1,200 1,400 1,600 0 10,000 20,000 30,000 40,000 50,000 60,000 70,000 2002 2007 2012 2017 2022 T o n s o f P ro p p an t / W el l W el ls C o m p lete d Well completions Tons of proppant / well Source: The Freedonia Group, August 2013

Marcellus Production Doubles 2011-2015 10 0 2 4 6 8 10 12 14 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 Bcf/d Source: Wood Mackenzie (December 2012) Hi-Crush has 3x as many distribution outlets in Marcellus as closest competitor

0 5 10 15 20 25 30 35 40 45 50 1/10 3/10 5/10 7/10 9/10 11/10 1/11 3/11 5/11 7/11 9/11 11/11 1/12 3/12 5/12 7/12 9/12 M o n th ly P e rm it s Is s u e d Utica Permitting Accelerates 11 Hi-Crush has 2x as many terminals in Utica as closest competitor Source: Ohio Department of Natural Resources

Logistics Flexibility Critical 12 Augusta Facility Wyeville Facility Sandstone Formations  Access to all major US oil and gas basins  Twelve destination terminals across Marcellus & Utica  Network of Midwest origin transload terminals, serviced by rail  Direct loading of unit trains  Links supply with nearby terminal facilities  Relationships with multiple railroads  Collaborative relationship with Union Pacific Shale Basins Current Shale Plays Prospective Shale Plays D&I Facilities

Leader in Low Production Costs



Production Costs ($/ton)
$20.00
$15.00
$10.00
$5.00
$0.00
450,000
400,000
350,000
300,000
250,000
200,000
150,000
100,000
50,000
0
Quarterly Tons Shipped from Wyeville
3Q 2011
4Q 2011
1Q 2012
2Q 2012
3Q 2012
4Q 2012
1Q 2013
2Q 2013
3Q 2013
Qrtly Costs
Rolling Costs - LTM
Qrtly Tons Shipped from Wyeville

HI CRUSH PARTNERS LP | 13

Delivering Benefits, Creating Value 14  Added over 20 new customers across platform  Assembled marketing team to pursue additional opportunities  Built a unified Hi-Crush team with over 200 employees  Integrated internal and external financial reporting systems  Established a new corporate brand identity  Launching a new sales office in the Marcellus

 Transaction Creates Substantial Unit Holder Value • Access to biggest distribution network in Marcellus & Utica  Enhances Long-Term Revenue Growth and Margin Potential • More robust platform for products, replication across system  Achieves Broad Synergies • Rail expertise, increases sales  Forges Clear Path to Grow Distributions • Compelling growth for HCLP unit holders  Continue To Have A Strong Balance Sheet • Conservative coverage, low leverage, distribution growth D&I Transaction Summary 15

Multiple Future Opportunities 16 Contracting Wyeville capacity, spot sales Future contributions from Augusta and sponsor-level projects in development Sponsor owns or has options on additional acres of undeveloped land Industry ripe for consolidation of small, private sand companies Incremental Volume Contributions Organic Expansion M&A

17 Third Quarter 2013

Third Quarter Summary 18 Three Months Period from Period from Ended August 16 through July 1 through September 30, 2013 September 30, 2012 August 15, 2012 Successor Successor Predecessor Revenues $ 43,515 $ 12,643 $ 12,601 Cost of goods sold (including depreciation, depletion and amortization) 25,958 2,832 3,065 Gross profit 17,557 9,811 9,536 Operating costs and expenses: General and administrative 5,030 592 1,494 Exploration expense - 27 120 Accretion of asset retirement obligation 29 3 4 Income from operations 12,498 9,189 7,918 Other income (expense): Income from preferred interest in Hi-Crush Augusta LLC 3,750 - - Other income - - 6 Interest expense (1,208) (80) (855) Net income $ 15,040 $ 9,109 $ 7,069 Earnings per unit: Common units - basic and diluted $ 0.52 $ 0.33 Subordinated units - basic and diluted $ 0.52 $ 0.33 Weighted average limited partner units outstanding: Common units - basic and diluted 15,224,820 13,640,351 Subordinated units - basic and diluted 13,640,351 13,640,351

Third Quarter Summary 19 Three Months Period from Period from Ended August 16 through July 1 through September 30, 2013 September 30, 2012 August 15, 2012 Successor Successor Predecessor Reconciliation of EBITDA and Distributable Cash Flow to Net Income: Net income $ 15,040 $ 9,109 $ 7,069 Depreciation and depletion 1,322 395 421 Amortization expense 1,662 - - Interest expense 1,208 80 855 EBITDA $ 19,232 $ 9,584 $ 8,345 Less: Cash interest paid (1,119) (43) Maintenance and replacement capital expenditures, including accrual for reserve replacement (1) (541) (258) Add: Accretion of asset retirement obligation 29 3 Distributable cash flow $ 17,601 $ 9,286 (1) Maintenance and replacement capital expenditures, including accrual for reserve replacement, were determined based on an estimated reserve replacement cost of $1.35 per ton sold during the period. Such expenditures include those associated with the replacement of equipment and sand reserves, to the extent that such expenditures are made to maintain our long-term operating capacity. The amount presented does not represent an actual reserve account or requirement to spend the capital.

Production Costs per Ton at Wyeville 20 Hi-Crush Partners LP Production Cost per Ton Fiscal Quarter: 4Q 2011 1Q 2012 2Q 2012 3Q 2012 4Q 2012 1Q 2013 2Q 2013 3Q 2013 Predecessor Successor Combined Tons produced and delivered 206,557 222,658 316,599 186,957 191,446 378,403 248,158 312,730 358,162 400,814 Production costs ($ in thousands) $ 3,806 $ 4,597 $ 5,006 $ 2,644 $ 2,437 $ 5,081 $ 3,845 $ 5,509 $ 4,758 $ 5,250 Production costs per ton $ 18.43 $ 20.65 $ 15.81 $ 14.14 $ 12.73 $ 13.43 $ 15.49 $ 17.62 $ 13.28 $ 13.10 12 months ended 3 months ended 6 months ended 9 months ended 12 months ended 12 months ended 12 months ended 12 months ended 12 months ended Trailing Twelve Months 12/31/2011 3/31/2012 6/30/2012 9/30/2012 9/30/2012 12/31/2012 3/31/2013 6/30/2013 9/30/2013 Predecessor Successor Combined Tons produced and delivered 332,593 222,658 539,257 726,214 191,446 1,124,217 1,165,818 1,255,890 1,297,453 1,319,864 Production costs ($ in thousands) $ 5,998 $ 4,597 $ 9,603 $ 12,247 $ 2,437 $ 18,490 $ 18,529 $ 19,441 $ 19,193 $ 19,362 Production costs per ton $ 18.03 $ 20.65 $ 17.81 $ 16.86 $ 12.73 $ 16.45 $ 15.89 $ 15.48 $ 14.79 $ 14.67

Wyeville Production Costs – Non-GAAP Recon. 21 Hi-Crush Partners LP GAAP Reconciliation of Production Costs to Cost of Goods Sold Fiscal Quarter: 4Q 2011 1Q 2012 2Q 2012 4Q 2012 1Q 2013 2Q 2013 3Q 2013 (Amounts in thousands) Predecessor Successor Combined Cost f goods sold $ 3,949 $ 4,776 $ 5,495 $ 3,065 $ 2,832 $ 5,897 $ 4,313 $ 5,782 $ 11,585 $ 25,958 Other cost of sales - - - - - - - - (5,742) (19,165) Depreciation, depletion, and amortization (143) (179) (489) (421) (395) (816) (468) (273) (1,085) (1,543) Production costs $ 3,806 $ 4,597 $ 5,006 $ 2,644 $ 2,437 $ 5,081 $ 3,845 $ 5,509 $ 4,758 $ 5,250 3Q 2012